UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591
(Address of principal executive offices, including zip code)
(414) 524-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 19, 2006, Johnson Controls, Inc. issued a press release containing information about the Company’s results of operations for the three and six months ended March 31, 2006. A copy of this press release is incorporated herein by reference as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated April 19, 2006 reporting the results of operations for the three and six months ended March 31, 2006 issued by the registrant on April 19, 2006.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2006 second quarter quarterly update conference call issued by the registrant on April 19, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release issued by the registrant on April 19, 2006.

99.2	Slide presentation for the fiscal year 2006 second quarter quarterly update conference call issued by the registrant on April 19, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ R. Bruce McDonald

R. Bruce McDonald
Vice President and
Chief Financial Officer
Date: April 19, 2006

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